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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                            --------------------

                                 FORM 8-K
                              CURRENT REPORT
    Pursuant to Section 13 and 15(d) of The Securities Exchange Act of 1934


                              DATE OF REPORT
              (Date of earliest event reported): June 26, 1996

                            --------------------


                     HORIZON/CMS HEALTHCARE CORPORATION
           (Exact name of Registrant as specified in its charter)


             DELAWARE                       1-9369               91-1346899
  (State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
or incorporation or organization)                            Identification No.)


                        6001 INDIAN SCHOOL ROAD, N.E.
                                  SUITE 350
                           ALBUQUERQUE, NEW MEXICO
                            (Address of principal
                              executive offices)

                                    87110
                                  (Zip Code)




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ITEM 5.

    On July 2, 1996, Horizon/CMS Healthcare Corporation announced the resignations of Barry Portnoy, Gerard Martin, LeRoy Zimmerman and Robert Ortenzio from its Board of Directors. The Company said that a search for highly qualified independent candidates is now underway, and that it expects to name new Directors to its Board in the near future.

     Both Mr. Portnoy and Mr. Martin joined the Board of Horizon/CMS following its 1994 acquisition of Greenery Rehabilitation Group, Inc., where Mr. Portnoy served as a Director and Mr. Martin served as Chairman and Chief Executive Officer. Mr. Ortenzio and Mr. Zimmerman joined the Board of Horizon/CMS following its 1995 acquisition of Continental Medical Systems,
Inc. ("CMS"), where Mr. Zimmerman served as a Director and Mr. Ortenzio served as President. Mr. Ortenzio will relinquish his position as Executive Vice President of Horizon/CMS but will continue to serve as President and Chief Executive Officer of Horizon's wholly-owned subsidiary, CMS.
Mr. Martin will continue to serve under an existing arrangement as a consultant to Horizon/CMS.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HORIZON/CMS HEALTHCARE CORPORATION


                                  By: /s/ SCOT SAUDER
                                     ------------------------------------------
                                     Scot Sauder
                                     VICE PRESIDENT OF LEGAL AFFAIRS, SECRETARY
                                     AND GENERAL COUNSEL

Date: July 2, 1996.


















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                                   EXHIBITS

EXHIBIT NO.                    DESCRIPTION
- -----------                    -----------

    1 Letter dated June 26, 1996, from Barry M. Portnoy addressed to Neal M. Elliott, resigning as a director of Horizon/CMS Healthcare Corporation (the "Company") effective immediately.

    2 Letters dated June 27, 1996, from Gerard M. Martin addressed to Neal M. Elliott, resigning as a director of the Company effective immediately and continuing his consulting arrangement.

    3 Letters dated June 27, 1996, from Robert A. Ortenzio addressed to Neal M. Elliott, resigning as a director and Executive Vice President of the Company effective immediately.

    4 Letter dated July 1, 1996, from LeRoy Zimmerman addressed to Neal M. Elliott, resigning as a director of the Company effective immediately.

    5 Press Release dated July 2, 1996, issued by the Company announcing the resignations of Barry M. Portnoy, Gerard M. Martin, Robert A. Ortenzio and LeRoy Zimmerman as directors of the Company.


















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